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                           BERGER LARGE CAP VALUE FUND

                         SUPPLEMENT DATED June 14, 2002
                                       To
                        PROSPECTUS DATED January 29, 2002

Effective April 1, 2002, Berger Financial Group LLC ("BFG") entered into a sub-advisory agreement for the Berger Large Cap Value Fund with Bay Isle Financial LLC ("Bay Isle"), a wholly owned subsidiary of BFG. Bay Isle presently uses a team approach in which no one person of the investment team is primarily responsible for the selection of the Fund's portfolio securities. BFG remains as the Fund's investment adviser and continues to provide administrative, supervisory and other services. The new sub-advisory agreement will not result in any material change in the nature or the level of advisory and administrative services provided to the Fund, nor will it result in any increase in advisory fees.

Effective June 14, 2002, the Fund adopted a non-fundamental investment policy pursuant to Rule 35d-1 of the Investment Company Act of 1940, which requires that at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities suggested by the Fund's name. To implement the new requirement, the Fund revised its investment policy to increase from 65% to 80% the amount of assets required to be invested in the market capitalization suggested by the Fund's name. Investors will be given at least 60 days notice prior to any future change in the Fund's 80% investment policy.

The sections "The Fund's Goals and Principal Investment Strategies" and "Organization of the Funds" of the Prospectus is amended accordingly.